SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): February 17, 2004


                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-15345                 25-1391475
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


           2441 Viscount Row                                       32809
            Orlando, Florida                                     (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (407) 855-5500


         (Former name or former address, if changed since last report.)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.


ITEM 5.  OTHER EVENTS

         Not applicable.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1 Financial Results Press Release issued by the Company on February 17, 2004 (Filed herewith.)


ITEM 9. REGULATION FD DISCLOSURE. (FURNISHING INFORMATION UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.")

         On February 17, 2004, the Company issued a press release disclosing its financial results for its fiscal quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     GALAXY NUTRITIONAL FOODS, INC.


February 17, 2004                    By: /s/ Salvatore J. Furnari
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                                         Salvatore J. Furnari
                                         Chief Financial Officer